SUPPLEMENT TO THE SPARTAN(registered trademark) ARIZONA MUNICIPAL
FUNDS

OCTOBER 25, 1999 PROSPECTUS

The following information replaces the fifth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section for Spartan Arizona Municipal Income Fund on page 3.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index.

The following information replaces the fifth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section for Spartan Arizona Municipal Income Fund on page 8.

FMR uses the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 10.2 and
14.2 years, respectively.


SUPPLEMENT TO THE
SPARTAN(registered trademark) ARIZONA MUNICIPAL INCOME FUND AND
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

OCTOBER 25, 1999

STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION REPLACES THE FOURTH AND FIFTH PARAGRAPHS FOLLOWING THE HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE 22.

   Spartan Arizona Municipal Income Fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990, have an outstanding par value of at least $3 million, and have been issued as part of an offering of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Beginning January 1, 2000, issues included in the index will have an outstanding par value of at least $5 million.

   Spartan Arizona Municipal Income Fund may also compare its performance to that of the Lehman Brothers Arizona Enhanced Municipal Bond Index, a market value-weighted index of Arizona investment-grade municipal bonds with maturities of one year or more. Spartan Arizona Municipal Income may also compare its performance to that of the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index, a market value-weighted index of Arizona investment-grade municipal bonds with maturities of four years or more. Issues included in each index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1999.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 24.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 24.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended August 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board               Spartan Arizona Municipal    Spartan Arizona Municipal    Fund Complex*, A
                             IncomeB                      Money MarketB

Edward C. Johnson 3d **      $ 0                          $ 0                          $ 0

Abigail P. Johnson **        $ 0                          $ 0                          $ 0

J. Gary Burkhead **          $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 9                          $ 30                         $ 223,500

Phyllis Burke Davis          $ 8                          $ 28                         $ 220,500

Robert M. Gates              $ 9                          $ 29                         $223,500

E. Bradley Jones             $ 8                          $ 29                         $ 222,000

Donald J. Kirk               $ 9                          $ 30                         $ 226,500

Ned C. Lautenbach ***        $ 0                          $ 0                          $ 0

Peter S. Lynch **            $ 0                          $ 0                          $ 0

William O. McCoy             $ 9                          $ 29                         $ 223,500

Gerald C. McDonough          $ 10                         $ 36                         $ 273,500

Marvin L. Mann               $ 9                          $ 29                         $ 220,500

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 8                          $ 29                          $223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.
B Compensation figures include cash.